SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 24, 2004

U.S. XPRESS ENTERPRISES, INC.
(Exact name of registrant as specified in its charter

Nevada	0-24806	62-1378182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4080 Jenkins Road, Chattanooga, Tennessee 37421
(Address of principal executive offices)(zip code)

Registrant's telephone number, including area code: (423) 510-3000

Item 7. Financial Statements and Exhibits.

                     (c) Exhibits.

                             (99)        Press Release, dated May 24, 2004.

Item 5. Other Events.

                     On May 24, 2004, U.S. Xpress Enterprises, Inc. issued a press release to announce the board of directors’ authorization of a Stock Repurchase Program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 24, 2004	U.S. Xpress Enterprises, Inc. BY: /S/ Ray M. Harlin —————————————— Ray M. Harlin Executive Vice President and Chief Financial Officer